UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2015

CITIZENS HOLDING COMPANY

(Exact name of the registrant as specified in its charter)

MISSISSIPPI	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.	Results of Operation and Financial Condition.

On January 23, 2015, Citizens Holding Company (the “Company”) issued a press release that announced the earnings for the Company for the fourth quarter of 2014. This press release, including accompanying financial highlights, is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On January 23, 2015, the Company issued a press release that announced the earnings for the Company for the fourth quarter of 2014. This press release, including accompanying financial highlights, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated January 23, 2015, including financial highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

BY:	/s/ Robert T. Smith
Robert T. Smith
Treasurer and Chief Financial Officer

DATE: January 23, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 23, 2015, including financial highlights